ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

JPMorgan Private Markets Fund

Schedule of Investments

December 31, 2023 (Unaudited)

The unaudited schedule of investments of JPMorgan Private Markets Fund (the “Fund”), a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that commenced operations on July 12, 2023, as of December 31, 2023, is set forth below:

					Percentage
	Geographic	Acquisition	Cost	Fair	of
	Region	Date	Basis	Value	Net Assets
Private Equity Investments (68.88%)[1]

Co-Investments (24.66%)
GTCR (C) Investors LP2	Europe	9/13/2023	$6,889,934	$6,561,381	4.06%
ASTP Holdings Co-Investment LP2	North America	9/8/2023	2,253,386	2,852,753	1.76%
Ishtar Co-Invest-B LP	North America	7/14/2023	4,864,100	19,800,000	12.24%
Oshun Co-Invest-B LP	North America	7/14/2023	2,407,402	3,050,000	1.89%
Project Phoenix Co-Invest Fund, L.P.[2]	North America	11/6/2023	3,678,553	3,678,553	2.27%
WSB Associates, Inc.[2]	North America	8/28/2023	3,996,037	3,947,369	2.44%

Total Co-Investments (24.66%)			$24,089,412	$39,890,056

Primary Investments (4.54%)
Bansk Fund I-B, L.P.[2]	North America	7/31/2023	6,257,848	7,339,999	4.54%

Total Primary Investments (4.54%)			$6,257,848	$7,339,999

Secondary Investments (39.68%)
Hayfin Private Equity Funds LP2	Europe	11/29/2023	4,416,274	5,337,172	3.30%
Hayfin Private Equity Solutions II LP2	Europe	11/29/2023	3,183,728	3,574,315	2.21%
Hayfin Sapphire III LP2	Europe	11/29/2023	2,921,524	3,678,175	2.27%
Ufenau Continuation4, SLP[2]	Europe	9/7/2023	5,610,222	6,604,125	4.08%
Access Holdings Fund I2	North America	12/28/2023	9,185,923	10,528,014	6.51%
Aterian Opportunities II, L.P.[2]	North America	9/26/2023	8,120,154	8,023,906	4.96%
Brynwood Partners VIII L.P.[2]	North America	12/31/2023	9,385,545	10,333,833	6.39%
GTCR Fund XIII[2]	North America	12/28/2023	4,068,880	4,321,899	2.67%
Kohlberg TE Investors IX, LP2	North America	9/29/2023	10,771,697	11,797,475	7.29%

Total Secondary Investments (39.68%)			$57,663,947	$64,198,914

Total Private Equity Investments (Cost $88,011,207) (68.88%)			$88,011,207	$111,428,969

			Shares	Fair Value	Percentage of Net Assets
Short-Term Investments (28.86%)
JPMorgan U.S. Treasury Plus Money Market Fund, 4.94%[3]			46,698,088	46,698,088	28.86%

Total Short-Term Investments (Cost $46,698,088) (28.86%)				$46,698,088

Total Investments (Cost $134,709,295) (97.74%)				$158,127,057

Other Assets (Liabilities) (2.26%)				3,650,897

Net Assets (100.00%)				$161,777,954

JPMorgan Private Markets Fund

Schedule of Investments

December 31, 2023 (Unaudited)

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Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $111,428,969, which represents 68.88% of net assets as of December 31, 2023.

2	The Fund has unfunded commitments to the indicated investment as of December 31, 2023. Total unfunded commitments amount to $22,366,273 as of December 31, 2023.

3	The rate shown is the annualized seven-day yield as of December 31, 2023.

The information contained in this section should be read in conjunction with the Fund’s unaudited financial statements contained in its semiannual report for the period ended September 30, 2023.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private market investments.. For purposes of this policy, private market investments include Secondary Investments; Co-Investments; Primary Investments; and Private Credit Investments.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in affiliated and unaffiliated money market funds, cash and/or cash equivalents (“Liquid Assets”).

The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund’s Board of Trustees (the “Board”). Effective May 15, 2023, the Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund generally uses the latest net asset value (“NAV”) provided by the manager or general partner of a Portfolio Fund (the “Portfolio Fund Manager”) as a practical expedient to determine the fair value of its investments in Portfolio Funds and certain Co-Investments. Ordinarily, the fair value of a Portfolio Fund or Co-Investment held by the Fund is based on the NAV of that Portfolio Fund or Co-Investment reported by the Portfolio Fund Manager. If the Adviser determines that the most recent NAV reported by the Portfolio Fund Manager does not represent the fair value or if the Portfolio Fund Manager fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This may include adjusting the previous NAV provided by a Portfolio Fund Manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information.

On a monthly basis, for private market investments for which no market quotations are available (other than interests in Portfolio Funds and certain Co-Investments, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of private market investments (other than interests in Portfolio Funds and certain Co-Investments, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value. In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include:

•	Market clearing transaction activity.

•

Pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise price or (c) information from an investment bank during an initial public offering.

•	Market comparable valuations accounting for the (a) relevance of earnings metrics (b) maintainability of performance, (c) reliability of financial information or (d) quality of market-based data.

•	Discounted cash flow analysis.

•	Liquidation analysis (cost approach).

•	Any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser.

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of

JPMorgan Private Markets Fund

Schedule of Investments

December 31, 2023 (Unaudited)

a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Fund Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

Portfolio Funds measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Portfolio Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, the Fund determines the fair value of each Portfolio Fund by adjusting the most recent NAV provided by the Portfolio Fund Manager, as necessary, by the change in a relevant proxy that the Valuation Designee has deemed to be representative of the market.

The Fund may also make Direct Investments and Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside one or more private funds managed by the Adviser.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$46,698,088	$—	$—	$46,698,088

Total Investments	$46,698,088	$—	$—	$46,698,088

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

Subsequent Events

Management has evaluated the events and transactions subsequent to commencement of operations through the date the financial statements were issued and determined that there were no material events that would require disclosure in the Fund’s financial statements.

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